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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2006

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-51942


               Delaware                            20-3469219
        (State or other jurisdiction of            (I.R.S. Employer
        incorporation or organization)             Identification Number)


      380 St. Peter Street, St. Paul, Minnesota     55102-1302
      (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2b under the
    Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

         The following information is being "furnished" in accordance with General Instruction B.2 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

         On July 27, 2006, Lawson Software, Inc. issued a press release pertaining to preliminary fiscal 2006 fourth quarter and year end results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02 and Item 1.01. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On July 24, 2006, Lawson Software, Inc. eliminated the position of chief operating officer. That position has been held by Bertrand Sciard since the close of the acquisition of Intentia International AB by Lawson Software, Inc. on April 24, 2006. Lawson Software, Inc. is in discussions with Mr. Sciard regarding his transition and the terms associated with his departure from Lawson Software, Inc. A copy of the press release announcing this change is attached hereto as Exhibit 99.2.



Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

Exhibit 99.1 is being "furnished" in accordance with General Instruction B.2 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing

          99.1 Press release of Lawson Software, Inc. issued July 27, 2006 pertaining to preliminary fiscal 2006 fourth quarter and year end results.
          99.2 Press release of Lawson Software, Inc. issued July 27, 2006 pertaining to the chief operating officer.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Lawson Software, Inc.

Date: July 27, 2006                    By: /s/ Harry Debes
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                                       Harry Debes,
                                       President and Chief Executive Officer